UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-21582

(Investment Company Act File Number)

XAI Madison Equity Premium Income Fund

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: September 30, 2025

Item 1.	Reports to Stockholders.

(a)

*The Fund has changed its fiscal year end from December 31 to September 30. Accordingly, this report covers the fiscal period from January 1, 2025 to September 30, 2025.

XAI Madison Equity Premium Income Fund

SHAREHOLDER LETTER

September 30, 2025 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Madison Equity Premium Income Fund (formerly the Madison Covered Call & Equity Strategy Fund) (the “Fund”). The Fund has changed its fiscal year end from December 31 to September 30, and as a result, this report covers the nine month period ended September 30, 2025 (the “Period”).

During the Period, equity markets experienced elevated and persistent volatility, primarily driven by escalating trade tensions and heightened geopolitical risks. These external pressures created a more uncertain investment environment, contributing to sharp shifts in investor sentiment and episodic risk-off behavior across global markets.

At the same time, the Consumer Price Index (“CPI”) rose from 2.4% at the beginning of the year to 3.0% by the end of September.1 In response to continued inflationary pressures, the U.S. Federal Reserve (“the Fed”) cut its benchmark interest rate multiple times during the Period, signaling a cautious, data-dependent policy stance. Despite continued economic uncertainty surrounding a weaker labor market, interest rates, and the impact of artificial intelligence, the U.S. economy remained resilient during the Period.

During the Period, the U.S. added approximately 1.2 million jobs, as measured by nonfarm payroll figures through August 2025,2,3 while the August 2025 unemployment rate remained healthy at 4.3%, up slightly from 4.1% at the beginning of the period.2,4 After a 0.60% decrease in real gross domestic product (“GDP”) growth quarter-over-quarter in Q1 2025, Q2 2025 real GDP increased 3.8% quarter-over-quarter, while the advance estimate for Q3 2025 has been delayed due to the federal government shutdown.2,5

During the Period, the Fund declared distributions totaling $0.54 per common share. The monthly distribution of $0.06 per common share declared on September 2, 2025, represented an annualized distribution rate of 11.67% based on the Fund’s closing market price of $6.17 per common share on September 30, 2025. Additionally, the Fund changed its distribution frequency during the Period. Effective with the April 1, 2025, declaration, the Fund changed its distribution frequency from quarterly to monthly. XA Investments believes this change will enable shareholders to better manage their cash flow needs.

The market price per common share of $6.17 on September 30, 2025, represented a 4.78% discount to the Fund’s NAV of $6.48 per common share. During the Period, the Fund’s common shares traded on average at a 1.90% discount to NAV.

As we navigate the dynamic market environment, the Fund remains committed to its 20-year track record of delivering lower volatility and strong cash flows for its shareholders. XA Investments and the continued expertise of Madison Asset Management position the Fund well to pursue attractive investment opportunities.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.xainvestments.com/MCN.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

November 15, 2025

[1]	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
[2]	Full data for the Period is not available due to the U.S. Federal government shutdown from October 1, 2025 to November 12, 2025.
[3]	Source: U.S. Bureau of Labor Statistics. “All Employees, Total Nonfarm.”
[4]	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
[5]	Source: Bureau of Economic Analysis U.S. Department of Commerce, “Gross Domestic Product.”

XAI Madison Equity Premium Income Fund

QUESTIONS & ANSWERS

September 30, 2025 (Unaudited)

What happened in the market over the past nine months?

From the inception of the current bull market in late 2022, the S&P 500 has been largely driven higher by a small contingent of mega-cap growth stocks principally tied to Artificial Intelligence (AI). Aside from some tariff-related concerns in the February to April period, the market has consistently surged higher. Unsurprisingly, the leading sectors within the S&P 500 over the past 12 months have been Communication Services (Alphabet, Meta), Information Technology (Nvidia, Microsoft, Apple) and Consumer Discretionary (Amazon) … all sectors loaded with extremely large companies with significant AI exposure. Lagging over this time period were traditionally defensive sectors such as Health Care, Material and Consumer Staples. Since the world seems fixated on AI, we asked some of the leading AI search engines the following question …. When will the stock market correction begin? Unsurprisingly, the general consensus was that predicting the timing of a correction is impossible. We agree. However, most searches warned that current indicators and expert forecasts suggest that a correction in late 2025 or early 2026 is increasingly likely. The potential catalysts for a correction include overheated valuations, persistent inflation, policy uncertainty and speculative excesses in AI. In other words, AI is simply just paying attention just like Real Intelligence. Importantly, we still trust human intelligence to make investment decisions, not the artificial kind.

However, the impact of Artificial Intelligence has been anything but artificial in recent years, at least in the investment world. A universe of AI related stocks within the S&P 500 have accounted for upwards of 75% of the index’s returns in the bull market since November of 2022. Has this created an AI bubble? Market valuations would suggest that it has. Based on the Price to Earnings ratio of forward 12 month earnings expectations, the only time the market has been more expensive was in late 1999, just prior to the peak of the last technology related bubble. Valued on a Price to Sales ratio, the S&P 500 is 50% higher than 1999. Even keys players with the AI industry such as Sam Altman (CEO of Open AI) and Jeff Bezos (Amazon) agree that we are experiencing an AI bubble.

Just as the Tech/Telecom bubble of the late 1990’s was driven by the expansion of the internet and its increasing accessibility, the AI bubble is driven by the ability of ultra-fast computing to integrate, collate and organize vast amounts of data and information in order to assist or ultimately replace many human tasks. The ultimate end game is unknown as we are early in the AI era. At present the benefits of AI are very innocuous and difficult to monetize. A recent study by MIT concluded that 95% of generative AI projects/pilots in companies failed to produce measurable impact on profit and loss or result in meaningful transformation. Ultimately, the ability to generate sales and profit from AI is extremely critical given the vast amounts of capital that have and will be expended in AI infrastructure. The assumption of returns has been driving investment values but at some point there must be an actual realization of returns or the house of cards will collapse. Additional concerns center around AI’s vast requirement for power to feed data centers and potential competition, primarily from China, which could upend the investment case for many of the current AI beneficiaries. The risks are real. The potential benefits and the ability to monetize those benefits have yet to be fully understood.

At some point, the real world and the artificial world will collide and the likely outcome will be a higher level of volatility in the investment world which has most recently been siding with AI.

How did the Fund perform given the marketplace conditions over the past nine months?

As noted, aside from some market weakness over a six week period in early 2025 due to tariff concerns, the overall market moved significantly higher over the full period as the “AI” universe dominated performance. Over the period ending September 30, 2025 (the "Period"), the S&P 500 surged 17.6% while the CBOE S&P BuyWrite Index (BXM) gained 8.2%. Comparatively, the Fund’s Net Asset Value (NAV) gained 4.3% while the Fund’s market price declined 2.9% as its premium to NAV of 2.4% at the beginning of the period fell to a discount of -4.8% on September 30, 2025.

Market performance over the period was very narrowly focused on large-cap growth stocks which were primarily driven by “AI” enthusiasm. Industry sectors which house many of the largest growth companies, such as Communication Services, Technology and Consumer Discretionary, were all among the leadership group. Defensive areas lagged far behind. While the Communication Services sector led all sectors with a 35.6% return, the Health Care sector declined 8%, representing more than a 43% divergence between the S&P 500’s best and worst performing sectors over the full period. Another measure of the market’s relatively narrow performance was the difference between the market-cap weighted S&P 500, which gained almost 18% and its equally weighted version, which gained only 8%. When all is said, the main performance dynamic over the period was clearly a focus on anything “AI” which benefitted a relatively small group of very large index components.

With the Fund’s focus on income generation and risk limitation, its ability to keep up in such a narrow, high beta market environment, was challenged. Given the Fund’s defensive posture, it lagged as the market moved toward all-time highs. However, when the market sentiment began to sour in the February to April time period, the Fund performed very well. Since that decline, however, the market’s growth returned, and the surge bordered on parabolic. During that period, the Fund was simply unable to keep up. While the Fund’s sector positioning was fruitful during the downturn, it became a drag on performance due to its overrepresentation in the traditionally defensive Health Care and Consumer Staples sectors. In addition, the Fund’s cash position was also a small drag on relative performance as would expected in an upwardly trending market. The Fund’s call option coverage was consistently high over the full period, beginning at 84.5% coverage and ending at 89.8%. Given the hedged nature of utilizing covered call writing, this portion of the strategy was also detractive relative to the long-only market.

Performance of the Fund’s individual equity positions lagged relative to the Fund’s benchmark during the period. The Fund had relatively small mega-cap growth exposure and, as such, did not benefit from that group’s resurgence in leadership, particularly during the period from April 1, 2025 to September 30, 2025. Utility holding company AES Corporation (NYSE: AES) was a laggard during the period as it was negatively impacted by the de-emphasis on wind/solar generation and potential industry subsidy cuts that are coming out of the new presidential administration. Much of this underperformance has already been recouped as AES’s low valuation has attracted potential suitors. In the Technology sector, while any company deemed a beneficiary of “AI” soared, others that could be challenged by “AI”, lagged. Falling into the later category were Accenture plc (NYSE: ACN) and Adobe (NASDAQ: ADBE), both of which had less clear pathways to immediate “AI” glory. Constellation Brands (NYSE: STZ), which primarily distributes Corona and Modelo beer in the U.S, was directly impacted by potentially higher aluminum costs. Also affecting the company was a general consumer movement toward healthier pursuits and away from beer/liquor consumption. Ultra deep-sea driller Transocean Ltd (NYSE:RIG), continues to operate extremely well in a very specialized oligopolistic environment. Offshore drilling demand has slowed recently but is expected to pick up in coming quarters. The company has an industry leading backlog and is benefiting from historically high drilling day rates.

On the positive side, Barrick Mining Corp. (NYSE: B) performed very well as the price of gold rose 46% during the Period. Although the Health Care sector was a laggard, individual Health Care Fund holdings CVS Health Corp, (NYSE: CVS) and Medtronic Plc (NYSE: MDT) were standout performers as both continued to show improvement following a difficult 2024 and both reported improved earnings performance and increased future guidance. Uranium miner and processor, Cameco Corp. (NYSE: CCJ), was lifted by improving growth prospects in the global nuclear power generation industry. Microsoft Corp. (NYSE: MSFT) was a clear beneficiary of the rising tide for “AI” related businesses and despite being a below-market weighting in the Fund, had a meaningfully positive impact on performance.

XAI Madison Equity Premium Income Fund

QUESTIONS & ANSWERS

September 30, 2025 (Continued) (Unaudited)

Describe the Fund’s portfolio equity and option structure:

As of September 30, 2025, the Fund held 39 equity securities and unexpired call options had been written against 88.3% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, as of September 30, 2025, 93% of the Fund’s call options (42 of 45 different options) remained “out- of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options had 58.6 days to expiration.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of September 30, 2025, was to the Health Care sector, followed by Information Technology, Financials, Consumer Staples, and Consumer Discretionary. This was followed by smaller exposures in the Energy, Communication Services, Real Estate and Industrial sectors. The Fund also had small exposures to the Utilities and Materials sectors.

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of- the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund may receive a high level of investment income and add an element of downside protection. Call options may be written over several time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund for the remainder of 2025?

Many market watchers have proclaimed the current environment as a Goldilocks scenario. We have improving soft economic data, slightly weaker employment data which should allow the Fed to keep lowering rates, the tightest credit spreads in history, lower oil prices and a very small uptick in corporate earnings. The eternal optimist would conclude that this is a perfect environment for a continued bull market as far out as the eye can see. Unfortunately, this is the mindset at every market top.

We tend to be more realist than optimist. We see a market that has been driven by the hopes, dreams and massive capital spending within one focused area …. Artificial Intelligence. While we agree that AI can be a transformative technology, we also believe that the investment community may have over-hyped the short- term potential of the technology. In order to justify the trillion plus investment promises over the next few years, a path to earning profits on this massive investment has to become clearer or else the hype will turn to a bust.

The rally in equities since the April lows has been one of the greatest in history and has been driven almost exclusively by mega-cap growth stocks which have been driven by AI. The impact on the upside has been impressive. However, any hiccup that could derail the AI trajectory, even for a short time, could have equally impressive downside impact. Given where we are with near historic high valuations and Goldilocks conditions that could change in short order, having at least some assets in a more defensive strategy could be prudent. Even Goldilocks wouldn’t eat the cold porridge.

The Fund continues to adhere to its defensive approach, focused on income generation and a steady total return.

XAI Madison Equity Premium Income Fund

FUND PORTFOLIO INFORMATION

September 30, 2025 (Unaudited)

Growth of a $10,000 Investment (as of September 30, 2025)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years. Past performance does not guarantee future results. Performance reflects the partial waiver of the Fund’s advisory fees and/or reimbursement of expenses for certain periods. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The chart assumes that distributions from the Fund are reinvested.

Summary Performance (as of September 30, 2025)

	Cumulative				Average Annual
	1 Month	3 Month	6 Month	9 Month	1 Year	3 Years	5 Years	10 Years
XAI Madison Equity Premium Income Fund - NAV	-0.46%	4.74%	9.91%	7.07%	4.30%	11.57%	10.23%	7.40%
XAI Madison Equity Premium Income Fund - Market Price	-1.44%	1.60%	6.71%	0.39%	-2.81%	9.46%	11.48%	9.27%
Cboe S&P 500 BuyWrite Index*	1.80%	3.53%	5.50%	2.23%	8.15%	13.61%	9.54%	7.05%

* The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Madison Equity Premium Income Fund

FUND PORTFOLIO INFORMATION

September 30, 2025 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
Las Vegas Sands Corp.	Common Stock	4.75%
AES Corp.	Common Stock	3.60%
Danaher Corp.	Common Stock	3.42%
PepsiCo, Inc.	Common Stock	3.39%
American Tower Corp.	Common Stock	3.08%
Honeywell Intl., Inc.	Common Stock	3.00%
CME Group, Inc.	Common Stock	2.95%
Hershey Co.	Common Stock	2.93%
ConocoPhillips	Common Stock	2.70%
Agilent Technologies, Inc.	Common Stock	2.65%
Total		32.47%

*	Holdings may vary, are subject to change, and exclude Money Market Funds.

Asset Allocation*	% of Total Investments
Common Stocks	90.38%
Money Market Funds	9.62%

*	Holdings may vary and are subject to change.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2025

	Shares	Value
COMMON STOCKS - 92.73%
Consumer Discretionary Products - 2.00%
NIKE, Inc., Class B(a)	39,200	$2,733,416

Consumer Discretionary Services - 4.87%
Las Vegas Sands Corp.(a)	123,900	6,664,581

Consumer Staple Products - 8.56%
Constellation Brands, Inc., Class A(a)	21,000	2,828,070
Hershey Co.(a)	22,000	4,115,100
PepsiCo, Inc.(a)	33,900	4,760,916
		11,704,086

Financial Services - 3.02%
CME Group, Inc.(a)	15,300	4,133,907

Health Care - 15.22%
Agilent Technologies, Inc.(a)	29,000	3,722,150
CVS Health Corp.(a)	48,500	3,656,415
Danaher Corp.(a)	24,200	4,797,892
Johnson & Johnson(a)	19,300	3,578,606
Medtronic PLC(a)	22,000	2,095,280
Pfizer, Inc.	116,000	2,955,680
		20,806,023

Industrial Products - 6.65%
Honeywell International, Inc.(a)	20,000	4,210,000
Illinois Tool Works, Inc.(a)	8,000	2,086,080
Keysight Technologies, Inc.(a)(b)	16,000	2,798,720
		9,094,800

Insurance - 2.55%
Marsh & McLennan Cos., Inc.(a)	17,300	3,486,469

Materials - 1.66%
Freeport-McMoRan, Inc., Class B(a)	58,000	2,274,760

Media - 2.07%
Comcast Corp., Class A(a)	90,000	2,827,800
	Shares	Value
COMMON STOCKS - 92.73% (Continued)
Oil & Gas - 9.88%
APA Corp.(a)	133,700	$3,246,236
ConocoPhillips(a)	40,000	3,783,600
Matador Resources Co.(a)	65,000	2,920,450
Transocean Ltd.(b)	1,140,000	3,556,800
		13,507,086
Real Estate Investment Trusts (REITs) - 4.65%
American Tower Corp.(a)	22,500	4,327,200
Weyerhaeuser Co.(a)	82,000	2,032,780
		6,359,980

Retail & Wholesale - Discretionary - 3.50%
Amazon.com, Inc.(a)(b)	12,500	2,744,625
Lowe's Cos., Inc.(a)	8,100	2,035,611
		4,780,236

Retail & Wholesale - Staples - 2.42%
Archer-Daniels-Midland Co.(a)	55,500	3,315,570

Software & Tech Services - 12.41%
Accenture PLC, Class A(a)	12,500	3,082,500
Adobe, Inc.(a)(b)	8,300	2,927,825
Fiserv, Inc.(b)	20,100	2,591,493
Microsoft Corp.(a)	4,100	2,123,595
PayPal Holdings, Inc.(a) (b)	51,300	3,440,178
Visa, Inc., Class A(a)	8,200	2,799,316
		16,964,907

Tech Hardware & Semiconductors - 6.41%
ASML Holding NV - Sponsored ADR(a)	2,200	2,129,798
Microchip Technology, Inc.(a)	49,500	3,178,890
Texas Instruments, Inc.(a)	18,800	3,454,124
		8,762,812

Telecommunications - 3.16%
Lumen Technologies, Inc.(b)	124,000	758,880
T-Mobile US, Inc.(a)	14,900	3,566,762
		4,325,642

Utilities - 3.70%
AES Corp.(a)	384,000	5,053,440

TOTAL COMMON STOCKS (Cost $151,557,665)		$126,795,515

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2025 (Continued)

	Shares	Value
MONEY MARKET FUNDS – 8.94%
First American Government Obligations Fund, X Class, 4.06% (7-Day Yield)	12,221,914	$12,221,914

TOTAL MONEY MARKET FUNDS (Cost $12,221,914)		$12,221,914

TOTAL INVESTMENTS – 101.67% (Cost $163,779,579)		$139,017,429

TOTAL CALL OPTIONS WRITTEN - (1.71)%		(2,343,710)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.04%		67,943

NET ASSETS - 100.00%		$136,741,662

(a)	Pledged security; a portion or all of the security is pledged as collateral for written options in the amounts of $123,273,500 as of September 30, 2025.
(b)	Non-income producing security.

Investment Abbreviations:
ADR - American Depository Receipt
NV - Naamloze Vennootschap (Dutch: Public Limited Company)
PLC - Public Limited Company

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2025 (Continued)

Call Options Written

Underlying Security	Expiration Date	Exercise Price	Number of Contracts	Notional Value	Market Value	Premiums Received	Unrealized Appreciation/ (Depreciation)
Accenture PLC, Class A	1/16/2026	$300.00	(125)	$(3,750,000)	$(51,875)	$(58,622)	$6,747
Adobe, Inc.	10/17/2025	400.00	(83)	(3,320,000)	(7,843)	(76,275)	68,432
AES Corp.	1/16/2026	17.00	(1,920)	(3,264,000)	(38,400)	(46,035)	7,635
Agilent Technologies, Inc.	10/17/2025	130.00	(290)	(3,770,000)	(81,925)	(66,426)	(15,499)
Amazon.com, Inc.	12/19/2025	250.00	(125)	(3,125,000)	(53,750)	(61,622)	7,872
American Tower Corp.	11/21/2025	210.00	(225)	(4,725,000)	(39,375)	(57,190)	17,815
APA Corp.	1/16/2026	32.50	(667)	(2,167,750)	(23,011)	(34,902)	11,891
APA Corp.	11/21/2025	27.50	(670)	(1,842,500)	(39,530)	(51,574)	12,044
Archer-Daniels-Midland Co.	12/19/2025	67.50	(555)	(3,746,250)	(48,563)	(75,337)	26,774
ASML Holding NV	12/19/2025	1,080.00	(22)	(2,376,000)	(68,860)	(59,546)	(9,314)
CME Group, Inc.	11/21/2025	270.00	(153)	(4,131,000)	(157,590)	(119,709)	(37,881)
Comcast Corp., Class A	1/16/2026	35.00	(900)	(3,150,000)	(60,300)	(76,479)	16,179
ConocoPhillips	11/21/2025	100.00	(400)	(4,000,000)	(85,600)	(54,851)	(30,749)
Constellation Brands, Inc., Class A	12/19/2025	150.00	(80)	(1,200,000)	(31,200)	(29,518)	(1,682)
Constellation Brands, Inc., Class A	10/17/2025	185.00	(130)	(2,405,000)	(2,275)	(44,067)	41,792
CVS Health Corp.	10/17/2025	75.00	(485)	(3,637,500)	(128,768)	(82,332)	(46,436)
Danaher Corp.	12/19/2025	200.00	(38)	(760,000)	(46,360)	(17,327)	(29,033)
Danaher Corp.	10/17/2025	230.00	(204)	(4,692,000)	–	(52,450)	52,450
Freeport-McMoRan, Inc., Class B	11/21/2025	40.00	(580)	(2,320,000)	(135,430)	(63,206)	(72,224)
Honeywell International, Inc.	12/19/2025	230.00	(90)	(2,070,000)	(23,625)	(36,808)	13,183
Honeywell International, Inc.	10/17/2025	220.00	(70)	(1,540,000)	(7,875)	(36,328)	28,453
Illinois Tool Works, Inc.	12/19/2025	270.00	(80)	(2,160,000)	(57,200)	(47,918)	(9,282)
Johnson & Johnson	11/21/2025	180.00	(155)	(2,790,000)	(141,050)	(57,041)	(84,009)
Keysight Technologies, Inc.	12/19/2025	190.00	(160)	(3,040,000)	(76,800)	(63,836)	(12,964)
Las Vegas Sands Corp.	11/21/2025	60.00	(620)	(3,720,000)	(66,650)	(80,950)	14,300
Las Vegas Sands Corp.	11/21/2025	57.50	(619)	(3,559,250)	(106,778)	(81,691)	(25,087)
Lowe's Cos, Inc.	11/21/2025	270.00	(81)	(2,187,000)	(25,110)	(42,847)	17,737
Marsh & McLennan Cos, Inc.	12/19/2025	210.00	(133)	(2,793,000)	(63,840)	(43,763)	(20,077)
Matador Resources Co.	1/16/2026	55.00	(650)	(3,575,000)	(71,500)	(90,410)	18,910
Medtronic PLC	12/19/2025	97.50	(220)	(2,145,000)	(63,800)	(52,575)	(11,225)
Microchip Technology, Inc.	10/17/2025	72.50	(495)	(3,588,750)	(17,325)	(87,143)	69,818
Microsoft Corp.	12/19/2025	550.00	(41)	(2,255,000)	(47,867)	(36,448)	(11,419)
NIKE, Inc., Class B	10/17/2025	80.00	(280)	(2,240,000)	(23,940)	(53,473)	29,533
NIKE, Inc.	11/21/2025	75.00	(112)	(840,000)	(29,120)	(27,885)	(1,235)
PayPal Holdings, Inc.	11/21/2025	80.00	(513)	(4,104,000)	(52,326)	(85,659)	33,333
PepsiCo, Inc.	11/21/2025	150.00	(105)	(1,575,000)	(20,423)	(25,933)	5,510
PepsiCo, Inc.	11/21/2025	160.00	(234)	(3,744,000)	(13,104)	(56,419)	43,315
Texas Instruments, Inc.	11/21/2025	200.00	(188)	(3,760,000)	(70,030)	(96,249)	26,219
The Hershey Co.	11/21/2025	195.00	(133)	(2,593,500)	(61,845)	(62,374)	529
The Hershey Co.	11/21/2025	190.00	(87)	(1,653,000)	(59,160)	(42,096)	(17,064)
T-Mobile US, Inc.	10/17/2025	260.00	(109)	(2,834,000)	(3,597)	(74,033)	70,436
T-Mobile US, Inc.	11/21/2025	250.00	(40)	(1,000,000)	(21,600)	(23,881)	2,281
Visa, Inc., Class A	11/21/2025	350.00	(82)	(2,870,000)	(73,390)	(61,416)	(11,974)
Weyerhaeuser Co.	11/21/2025	27.00	(410)	(1,107,000)	(26,650)	(24,185)	(2,465)
Weyerhaeuser Co.	1/16/2026	28.00	(410)	(1,148,000)	(18,450)	(26,230)	7,780
				$(123,273,500)	$(2,343,710)	$(2,545,059)	$201,349

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2025

ASSETS:
Investments, at value (Cost $163,779,579)	$139,017,429
Cash	1,267,003
Dividends receivable	187,364
Total Assets	140,471,796
LIABILITIES:
Written options, at value (Premiums received $2,545,059)	2,343,710
Distributions payable to common shareholders	1,267,003
Accrued investment advisory fees payable (Note 3)	90,109
Accrued administrative services fees payable	29,287
Other payables and accrued expenses	25
Total Liabilities	3,730,134
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$136,741,662

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$164,884,828
Distributable earnings/(Accumulated loss)	(28,143,166)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$136,741,662

Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	21,116,722
Net Asset Value Applicable to Common Shareholders, per share	$6.48

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENTS OF OPERATIONS

	For the Nine Month Period Ended September 30, 2025(a)	For the Year Ended December 31, 2024
INVESTMENT INCOME:
Dividends*	$2,694,204	$4,313,653
Income from securities lending	–	985
Total Investment Income	2,694,204	4,314,638
EXPENSES (Note 3):
Investment advisory fees	801,434	1,170,897
Administrative services fees	260,466	380,541
Trustees' fees and expenses	41,225	37,203
Other expenses	25	318
Total Expenses	1,103,150	1,588,959
NET INVESTMENT INCOME	1,591,054	2,725,679

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	2,411,187	3,526,618
Written options	4,700,334	4,542,386
Total net realized gain	7,111,521	8,069,004
Net change in unrealized appreciation/depreciation on:
Investment securities	1,168,924	(7,436,207)
Written options	(844,591)	1,930,840
Total net change in unrealized appreciation/depreciation	324,333	(5,505,367)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,435,854	2,563,637
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$9,026,908	$5,289,316
*Foreign taxes withheld on dividends	$15,927	$14,670

(a)	Effective August 12, 2025, the Board of Trustees approved changing the fiscal year-end of the Fund from December 31 to September 30.

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

Applicable to Common Shareholders

	Nine Month Period Ended September 30, 2025 (a)	Year Ended December 31, 2024	Year Ended December 31, 2023
OPERATIONS:
Net investment income	$1,591,054	$2,725,679	$2,504,393
Net realized gain	7,111,521	8,069,004	7,266,373
Net change in unrealized appreciation/depreciation	324,333	(5,505,367)	5,518,091
Net increase in net assets applicable to common shareholders from operations	9,026,908	5,289,316	15,288,857

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(11,403,022)	(10,862,312)	(10,100,837)
Tax return of capital	–	(4,316,385)	(5,042,064)
Total distributions to common shareholders	(11,403,022)	(15,178,697)	(15,142,901)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	376,568	328,611
Net increase in net assets applicable to common shareholders from capital share transactions	–	376,568	328,611
Net increase/decrease in net assets applicable to common shareholders	(2,376,114)	(9,512,813)	474,567

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	139,117,776	148,630,589	148,156,022
End of period	$136,741,662	$139,117,776	$148,630,589

(a)	Effective August 12, 2025, the Board of Trustees approved changing the fiscal year-end of the Fund from December 31 to September 30.

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Through the Periods Presented

	For the Nine Month Period Ended September 30, 2025(a)		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value Per Common Share - Beginning of Period	$6.59		$7.06	$7.05	$7.45	$7.09	$7.35

INCOME FROM OPERATIONS:
Net investment income	0.08	(b)	0.13 (b)	0.12	0.06	0.01	0.04
Net realized and unrealized gain on investments	0.35		0.12	0.61	0.26	1.07	0.42
Total Income/(Loss) from Operations	0.43		0.25	0.73	0.32	1.08	0.46

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(c)
Distributable earnings	(0.54)		(0.52)	(0.48)	(0.72)	(0.60)	(0.50)
Tax return of capital	–		(0.20)	(0.24)	–	(0.12)	(0.22)
Total Distributions to Common Shareholders	(0.54)		(0.72)	(0.72)	(0.72)	(0.72)	(0.72)

Net Asset Value Per Common Share - End of Period	$6.48		$6.59	$7.06	$7.05	$7.45	$7.09
Market Value Per Common Share - End of Period	$6.17		$6.71	$7.53	$7.75	$8.02	$6.75
Total Investment Return per Common Share - Net Asset Value(d)	7.07%		3.58%	10.68%	4.90%	15.36%	7.72%
Total Investment Return per Common Share - Market Price(d)	0.39%		(1.12)%	7.38%	7.12%	30.44%	15.22%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)	$136,742		$139,118	$148,631	$148,156	$156,220	$148,475
Ratio of expenses to average net assets	1.10	%(e)	1.09%	1.08%	1.08%	1.08%	1.07%
Ratio of net investment income to average net assets	1.58	%(e)	1.87%	1.66%	0.77%	0.16%	0.61%
Portfolio turnover rate	70%		124%	106%	104%	178%	128%

(a)	Effective August 12, 2025, the Board approved changing the fiscal year-end of the Fund from December 31 to September 30.
(b)	Calculated using average common shares outstanding.
(c)	The per share amounts of distributions related to distributable earnings and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	Annualized.

See Notes to Financial Statements.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025

NOTE 1 - ORGANIZATION

XAI Madison Equity Premium Income Fund (the “Fund”) is a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund was organized as a Delaware statutory trust on May 6, 2004, and commenced operations on July 28, 2004. The Fund’s common shares are listed on the NYSE under the symbol “MCN”.

Prior to December 2, 2024, XAI Madison Equity Premium Income Fund was known as Madison Covered Call & Equity Strategy Fund. The Fund changed fiscal year end to September 30, effective August 12, 2025.

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Fund. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC (“Madison” or the “Sub-Adviser”) selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2025.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Fund considers its investment in an FDIC insured interest bearing account to be cash. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

The Fund monitors this credit risk and has not experienced any losses related to this risk.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Portfolio Valuation – Investments are presented at fair value using the following techniques. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their NAV. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Board of Trustees has designated XAI as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Covered Call and Put Options – An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Adopted Accounting Standards – The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Valuation – The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The valuation techniques used by the Fund to measure fair value seek to maximize the use of observable inputs and minimize the use of unobservable inputs.

Various inputs may be used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2025:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$126,795,515	$–	$–	$126,795,515
Money Market Funds	12,221,914	–	–	12,221,914
Total	$139,017,429	$–	$–	$139,017,429

Other Financial Instruments(b)	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Written Options	$(2,343,710)	$–	$–	$(2,343,710)
Total	$(2,343,710)	$–	$–	$(2,343,710)

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.

(b)	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

There were no transfers into or out of level 3 for the fiscal period ended September 30, 2025.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS
September 30, 2025 (Continued)

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall management and implementation of the investment strategy. The Sub-Adviser serves as the investment sub-adviser of the Fund and is responsible for investing the Fund’s assets. The Fund pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

On December 2, 2024, a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and XAI, pursuant to which XAI serves as the investment adviser to the Fund, and a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Fund, XAI and Madison, pursuant to which Madison serves as the sub-adviser to the Fund was approved by the Board of Trustees.

Pursuant to the New Advisory Agreement, the Fund pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the fiscal period ended September 30, 2025, the Fund incurred $801,434 in investment advisory fees.

Pursuant to the New Sub-Advisory Agreement, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Fund to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to either an absolute or blended percentage, as the case may be, computed by applying the following percentages to the aggregate average daily Managed Assets of the advisory fee payable to the Adviser from the Fund:

Fund Average Daily Managed Assets	Percentage of Investment Advisory Fee	Type of Specified Percentage
First $175 million	55%	Absolute
Greater than 175 million and up to $250 million	50%	Blended
Over $250 million	50%	Absolute

The Fund does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

Prior to December 2, 2024, pursuant to an investment advisory agreement with the Fund, Madison served as the Fund’s investment adviser and received an advisory fee payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily Managed Assets.

Prior to December 2, 2024, Madison contractually agreed to enter into an operating expense limitation agreement with the Fund (the “Prior OELA”), as approved by the Fund’s Board of Trustees, under which the Adviser agreed to waive its management fees and/or reimburse expenses to the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation and other “Excluded Expenses”) to the annual rate, as referenced in the Fund’s 2023 Annual Report to Shareholders. The Prior OELA became effective on December 1, 2023 and remained in place until it was superseded by the New OELA (as defined below).

The Adviser has contractually agreed to enter into an Operating Expense Limitation Agreement with the Fund (the “New OELA”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/ borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary and non-routine expenses such as litigation and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below)) to 1.08%. The new OELA became effective on December 2, 2024 and will remain in place until at least December 2, 2026. For the fiscal period ended September 30, 2025, the Fund did not receive a reimbursement for any expenses or waiver of any advisory fees.

Under a services agreement between the Fund and the Adviser dated December 2, 2024 (the “Administrative Services Agreement”), XAI provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/ errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s managed assets. Not included in this fee and, therefore, the responsibility of the Fund are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as “Excluded Expenses”).

The Fund has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and hosting and maintaining a website for the Fund. The Fund pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Fund’s average daily Managed Assets. The Adviser has agreed to waive all fees under the agreement until at least December 2, 2026.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS
September 30, 2025 (Continued)

Under direction of the Adviser, Paralel Technologies LLC (“PRT”) provides sub-administration and accounting services to the Fund. PRT’s fees are paid by the Adviser.

Employees of PINE Advisors LLC (“PINE”) serve as the Fund’s chief compliance officer and principal financial officer. PINE provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. PINE receives from the Adviser an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Adviser.

Under direction of the Adviser, Computershare Inc. and Computershare Fund Company, N.A. (together, “Computershare”) provide transfer, dividend paying and shareholder servicing services for the Fund. U.S. Bank N.A. serves as the Fund’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Transfer agent and custodian fees are paid by the Adviser.

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of XAI or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of XAI or its affiliates.

NOTE 4 - DISTRIBUTIONS

The Fund declares and pays monthly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

During the fiscal period ended September 30, 2025, the Fund changed the cadence of its distribution payments from quarterly payment to monthly payment. For the fiscal period ended September 30, 2025, the Fund declared the following distributions or dividends totaling $0.54 per common share or $11,403,022 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
April 1, 2025	March 17, 2025	$0.18
May 1, 2025	April 15, 2025	$0.06
June 2, 2025	May 15, 2025	$0.06
July 1, 2025	June 16, 2025	$0.06
August 1, 2025	July 15, 2025	$0.06
September 2, 2025	August 15, 2025	$0.06
October 1, 2025	September 16, 2025	$0.06

The Fund’s net investment income and capital gain can vary significantly over time, however, the Fund seeks to maintain more stable monthly common share distributions over time.

To permit the Fund to maintain more stable monthly common share distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Fund. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Fund may, but is not required to, seek to obtain exemptive relief to permit the Fund to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Fund to implement a “managed distribution policy” pursuant to which the Fund would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Fund’s performance during any particular period but would be expected to correlate with the Fund’s performance over time.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to common shareholders. Future distributions will be made if and when declared by the Fund’s Board of Trustees, based on a consideration of number of factors, including the Fund’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or to ensure that the Fund remains solvent and able to pay its debts as they become due and continue as a going concern.

NOTE 5 - DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Because the Fund’s strategy involves investing in derivatives, and the Fund’s use of such derivatives does not meet the conditions applicable to the “limited derivatives user exception” in Rule 18f-4, the Fund has adopted a derivatives program that complies with the requirements of the rule. As part of this, certain officers of the Adviser and the Fund serve as the “derivatives risk manager” for the Fund.

The following table presents the types of derivatives in the Fund by location and as presented in the Statement of Assets and Liabilities as of September 30, 2025

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and Liabilities		Assets and Liabilities
Underlying Risk	Location	Fair Value	Location	Fair Value
Equity Contracts	Written Options	$-	Written Options	$2,343,710

The following table presents the effect of derivative instruments on the Statements of Operations for the period ended September 30, 2025

			Change in Unrealized
		Realized	Appreciation/
		Gain/(Loss)	Depreciation on
Statements of Operations	Underlying Risk	on Derivatives	Derivatives
Investments (Purchased Options)	Equity Contracts	$(764,594)	$–
Written Options	Equity Contracts	4,700,334	(844,591)
Total		$3,935,740	$(844,591)

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2024

			Change in Unrealized
		Realized	Appreciation/
		Gain/(Loss)	Depreciation on
Statements of Operations	Underlying Risk	on Derivatives	Derivatives
Investments (Purchased Options)	Equity Contracts	$(1,512,200)	$–
Written Options	Equity Contracts	4,542,385	1,930,840
Total		$3,030,186	$1,930,840)

The average notional value of purchased option contracts was $17,333,333 during the period ended September 30, 2025. The average notional value of written option contracts for the Fund was $108,100,839 during the period ended September 30, 2025.

NOTE 6 - SECURITIES LENDING

The Fund is authorized to engage in securities lending. During the period ended September 30, 2025 and year ended December 31, 2024, the Fund was subject to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”) with State Street Bank and Trust Company as securities lending agent. The Securities Lending Agreement terminated on March 3, 2025. The Securities Lending Agreement required that loans of Fund securities be collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior day’s market value for securities loaned. Any loaned securities and collateral were marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. As of September 30, 2025, the Fund did not have an active securities lending program, and no securities of the Fund were on loan.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the period ended September 30, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$85,758,941
Proceeds from Investments Sold	$91,912,121

NOTE 8 - CAPITAL

Pursuant to the Fund’s Agreement and Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. As of September 30, 2025, the Fund had 21,116,722 issued and outstanding common shares. During the period ended September 30, 2025, there were no capital share transactions. During the years ended December 31, 2024 and December 31, 2023, 54,354 and 45,862 shares were issued and reinvested, respectively, per the Dividend Reinvestment Plan, since the Fund was trading at a premium.

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Fund’s Statements of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. During the period ended September 30, 2025, there were no permanent differences that resulted in adjustments to accumulated loss or paid-in capital.

The tax character of distributions paid by the Fund during the period ended September 30, 2025, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$10,136,026
Total	$10,136,026

The tax character of distributions paid by the Fund during the year ended December 31, 2024, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$10,862,312
Return of Capital	4,316,385
Total	$15,178,697

The tax character of distributions paid by the Fund during the year ended December 31, 2023, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$10,100,837
Return of Capital	5,042,064
Total	$15,142,901

At September 30, 2025, the components of distributable earnings/(accumulated loss) on a tax basis for the Fund were as follows:

Accumulated capital losses	(1,249,759)
Unrealized appreciation/depreciation	(25,626,404)
Dividends payable	(1,267,003)
Total	$(28,143,166)

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments (including written options) based on federal tax cost as of September 30, 2025, was as follows:

Cost of investments for income tax purposes	$162,300,123
Gross appreciation (excess of value over tax cost)	$1,191,747
Gross depreciation (excess of tax cost over value)	(27,019,500)
Net appreciation of derivatives	201,349
Net unrealized appreciation/depreciation	$(25,626,404)

The primary difference between book basis and tax basis distributable earnings/(accumulated loss) and unrealized appreciation/(depreciation) is primarily attributable to wash sale loss deferrals.

XAI Madison Equity Premium Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2025 (Continued)

The Fund elects to defer post-October capital losses of $1,249,759 as having been incurred in the following fiscal year ending September 30, 2026.

Federal Income Tax Status – For federal income tax purposes, the Fund currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Fund may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Fund management, determines it to be in the interest of shareholders to do so. Alternatively, the Fund may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Fund may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Fund determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Fund accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

NOTE 10 - SUBSEQUENT EVENTS

On October 2, 2025, the Fund declared a distribution of $0.06 per Common Share, which was paid on November 3, 2025 to common shareholders of record on October 15, 2025.

On November 3, 2025, the Fund declared a distribution of $0.06 per Common Share, which will be paid on December 1, 2025 to common shareholders of record on November 17, 2025.

XAI Madison Equity Premium Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
XAI Madison Equity Premium Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of XAI Madison Equity Premium Income Fund (the “Fund”) as of September 30, 2025, and the related statements of operations and changes in net assets, and the financial highlights for the period from January 1, 2025 through September 30, 2025, and the year ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations, the changes in net assets, and the financial highlights for the period from January 1, 2025 through September 30, 2025, and the year ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors whose report dated February 26, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by XA Investments LLC since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 26, 2025

XAI Madison Equity Premium Income Fund

CERTAIN CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

September 30, 2025 (Unaudited)

The following information is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

None.

XAI Madison Equity Premium Income Fund

FEES AND EXPENSES

September 30, 2025 (Unaudited)

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of September 30, 2025. The purpose of the table and the example below is to help Common Shareholders understand the fees and expenses that they would bear directly or indirectly.

Common Shareholder Transaction Expenses
Sales load paid by Common Shareholders (as a percentage of offering price)(a)	–%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	–%
Dividend reinvestment plan fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(c)
Management Fees(d)	0.80%
Other Expenses(e)
Service Fees(f)	0.26%
Investor Support and Secondary Market Support	0.20%
Other(g)(h)	0.04%
Total annual expenses (before fee waiver)	1.30%
Fee Waiver(i)	(0.20)%
Net annual expenses (after fee waiver)	1.10%

(a)	If Common Shares are sold to or through underwriters, the applicable prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(b)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The Fund’s transfer agent serves as Plan Agent. Fees paid by the Fund to the transfer agent are included in “Other Expenses” below, which are ultimately borne by Common Shareholders. For additional information, see “Distribution Reinvestment Plan.”
(c)	Based upon net assets attributable to common shares as of September 30, 2025.
(d)	The Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily Managed Assets.
(e)	The “Other expenses” shown in the table and related footnotes include operating expenses of the Fund and are based upon estimated amounts for the Fund’s current fiscal year.
(f)	Pursuant to a Services Agreement, the Adviser has agreed to provide, or arrange to have a third party provide, the Fund with such services as it may require in the ordinary conduct of its business, to the extent that the Fund (or any other person), acting as the Fund’s investment adviser, has not undertaken to provide such services. In this regard, the Adviser shall provide, or arrange to have a third party provide, the following services to the Fund: transfer agent services; custodial services; fund administration services; and fund accounting services; and shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, reasonable out-of-pocket expenses of the Fund’s independent trustees associated with their services to the Fund, a fidelity bond, and directors and officers/errors and omissions insurance; and such other services necessary to the conduct of the Fund’s business (collectively, the “Services”). The annual Services Fee for the Fund, payable monthly, is equal to 0.26% of the Fund’s Managed Assets. The Services Fee shall not include (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Fund maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); or (iv) the compensation of the Fund’s independent trustees.
(g)	The Fund has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. The Fund has agreed to pay the Adviser an investor support services and secondary market support service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Fund’s average daily Managed Assets. The Adviser has agreed to waive all fees under the agreement until at least December 2, 2026.
(h)	Expenses attributable to the Fund’s investments, if any, in other investment companies, including closed-end funds and exchange-traded funds, are currently estimated not to exceed 0.01% of net assets attributable to Common Shares.
(i)	The Adviser has contractually agreed to waive the entire investor support services and secondary market support service fee through December 2, 2026. Prior to the termination date, the waiver agreement may be modified, waived or terminated only with the consent of the Board of Trustees.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.10% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per Common Share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$11	$35	$60	$134

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

XAI Madison Equity Premium Income Fund

MARKET AND NET ASSET VALUE INFORMATION

September 30, 2025 (Unaudited)

The Fund’s current outstanding Common Shares are listed on the NYSE. The Fund’s Common Shares commenced trading on the NYSE on May 6, 2004.

The Common Shares have traded both at a premium and at a discount to the Fund’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s net asset value will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading.

		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at
Fiscal Quarter Ended		High	Low	High	Low	High	Low
2025	September 30*	$6.35	$6.10	$6.57	$6.35	-1.71%	-5.86%
	June 30	$6.28	$5.25	$6.47	$5.49	1.17%	-7.41%
	March 31	$6.74	$6.09	$6.68	$6.22	2.12%	-3.32%
2024	December 31	$7.11	$6.56	$7.01	$6.50	3.07%	-0.58%
	September 30	$7.41	$7.07	$7.09	$6.72	9.50%	2.13%
	June 30	$7.60	$6.924	$7.12	$6.73	12.26%	0.86%
	March 31	$7.50	$7.08	$7.07	$6.81	8.55%	2.16%
2023	December 31	$7.53	$6.75	$7.14	$6.73	6.66%	-1.17%
	September 30	$7.77	$6.948	$7.45	$6.91	6.00%	-1.36%

*	Effective August 12, 2025, the Board approved changing the fiscal year-end of the Fund from December 31 to September 30.

As of September 30, 2025, the last reported sale price, net asset value per Common Share and percentage discount to net asset value per Common Share was $6.17, $6.48 and 4.78%, respectively.

The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As a result of recent market conditions, the Fund’s net asset value may fluctuate significantly.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES

September 30, 2025 (Unaudited)

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The investment objective of the Fund may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

INVESTMENT STRATEGY

The Fund invests at least 80% of its total assets in common stocks, primarily in common stocks of large capitalization issuers. The Fund may invest the remainder of its total assets in companies that meet the Fund’s growth and value criteria but whose market capitalization is considered as middle sized or “mid-cap.”

The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount of covered call options on common stocks.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchange-traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio.

Portfolio Investment Parameters

Under normal market conditions, the Fund will invest primarily in total assets in common stocks of large capitalization issuers that meet the Fund’s selection criteria. Common stocks are selected based on the Sub-Adviser’s views on the company’s ability to sustain future growth and on favorable “PEG” ratios (seeking modest Price-Earnings ratios in relation to their earnings Growth rates), financial strength and industry leadership. The Fund considers a large capitalization issuer to be a company with market capitalization, on the date of the Fund’s investment in such company’s common stock, of $7 billion or greater. The Fund may invest the remainder of its total assets in companies that meet the Fund’s growth and value criteria but whose market capitalization is considered as middle sized or “mid-cap.” The Fund considers a mid-cap issuer to be a company with market capitalization, on the date of the Fund’s investment in such company’s common stock, of between $1 billion and $7 billion. Substantially all of the common stocks in the Fund’s portfolio will be issued by U.S. companies, although the Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers.

The Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio.

The Fund may invest up to 20% of its total assets in other income-producing strategies, including investment grade debt securities, preferred stock, and convertible securities.

The Fund may not invest more than 25% of its total assets in short sales, more than 10% of its total assets in short sales of any one issuer or more than 5% of any single issuer’s voting shares in short sales.

These policies are not fundamental and may be changed by the Fund’s Board of Trustees. If the Fund’s policies change, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.

Common Stocks

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund employs an option strategy, as described below, of writing covered call options on common stocks. The Fund may also, to the extent consistent with its policy of writing covered call options on at least 80% of the total assets of the Fund, hold common stocks on which covered call options are not written.

Options—In General

The Fund will pursue its primary investment objective by employing an option strategy of writing (selling) covered call options on common stocks comprising 80% of the total assets of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The writer of a put option has the obligation upon exercise of the option to pay the exercise price upon delivery of the underlying security.

The Fund may write call options and put options only if they are “covered.” In the case of a call option on a credit instrument or other security, the option is covered if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other instruments held by the Fund.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2025 (Continued) (Unaudited)

A call option written on an instrument is also “covered” if the Fund does not hold the underlying instrument or have the right to acquire it (a so- called “naked” call option), but the Fund segregates liquid assets in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis.

For a call option on an index, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is covered if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

A put option written by the Fund is “covered” if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See “Tax Matters.”

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Call Options and Covered Call Writing

The Fund will not purchase call options as an investment. It will follow a strategy known as “covered call option writing,” which is a strategy designed to produce income and offset a portion of a market decline in the underlying common stock. This strategy will be the Fund’s primary investment strategy. The Fund will only “sell” or “write” options on common stocks held in the Fund’s portfolio. It may not sell “naked” call options, i.e. options representing more shares of the stock than are held in the portfolio.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, the Fund intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Put Options

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. To a limited extent, but not more than 20% of the Fund’s total assets, the Fund may utilize a strategy in which it will own shares of a common stock, write (sell) call options and write (sell) put options. This strategy may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involves a higher degree of risk and potential volatility. To offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund will purchase put options on certain ETFs (exchanged traded funds) that trade like common stocks but represent certain market indices (such as the Nasdaq 100 or S&P 500) that correlate with the mix of common stocks held in the Fund’s portfolio.

Preferred Stocks

Preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations.

Preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Preferred securities may be perpetual or have a term and typically have a fixed liquidation (or “par”) value.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2025 (Continued) (Unaudited)

Hybrid-preferred securities often behave as investments similarly to traditional preferred securities and are regarded by investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares, and they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred securities). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Dividend or interest payments on preferred securities may be cumulative or non-cumulative and often can be skipped or deferred, without limitation. The dividend rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time. Floating rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the return offered by the floating rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the security, after which period a floating rate of payment applies.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, the Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Investment Grade Debt Securities

The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor’s Rating Group or rated Aaa, Aa, A or Baa by Moody’s Investors Service, Inc., or if unrated, are determined by the Fund’s Sub-Adviser to be of comparable credit quality. Additional information on the ratings of investment grade and other fixed income securities is included in the Fund’s Statement of Additional Information under “Appendix A—Ratings of Investments.”

Credit Quality

With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (known as “junk bonds”) (Baa or lower) by Moody’s, (BBB or lower) by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Sub-Adviser.

Debt Securities

The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2025 (Continued) (Unaudited)

Derivative Transactions

The Fund uses various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Fund may engage in a variety of derivatives transactions, including options, swaps, swaptions, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Fund may purchase and sell exchange- listed, centrally cleared and off-exchange derivatives. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Fund may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Fund may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial economic leverage and consequently substantial volatility.

There is no assurance that these derivative strategies will be available at any time, that the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Foreign Securities

The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts (“ADRs”). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Interest Rate Hedging Transactions

The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.

Other Investment Companies

As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. Under the 1940 Act, the Fund generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act and the rules and regulations promulgated thereunder, the Fund may invest in excess of this limitation provided that certain conditions are met. Further, on October 7, 2020, the SEC adopted Rule 12d1-4, which changed the regulation of investments in other investment companies. Rule 12d1-4 permits closed-end funds to invest in other investment companies in excess of the 1940 Act limits, including those described above, subject to certain conditions.

Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by Common Shareholders.

Temporary Defensive Investments

During periods in which the Sub-Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture, or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering of securities are being invested, the Fund may, without limitation, hold cash or invest its assets in in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury bonds and repurchase agreements in respect of those instruments. Short- term investments in which the Fund may invest including obligations of the U.S. Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances. During a temporary defensive period, the Fund may also invest in shares of money market mutual funds. Money market mutual funds are investment companies. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees. There can be no assurance that such strategies will be successful. The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

U.S. Government Securities

U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities.

Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only if the Sub-Adviser determines that the credit risk with respect to such obligations is minimal.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2025 (Continued) (Unaudited)

CERTAIN OTHER INVESTMENT PRACTICES

Strategic Transactions and Derivatives. In addition to the option strategies described above, the Fund may, but is not required or expected in any significant extent, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with any utilization of financial leverage by the Fund. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the- counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund’s investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see “Investment Objectives and Policies—Other Derivative Instruments” in the Fund’s Statement of Additional Information.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments

Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund will not enter into repurchase agreements with XAI, Madison or any of their affiliates.

Reverse Repurchase Agreements. In reverse repurchase agreement transactions, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of reverse repurchase transactions.

With respect to any reverse repurchase agreement, the Fund’s Managed Assets (as defined below) shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. With respect to leverage incurred through investments in reverse repurchase agreements and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.

XAI Madison Equity Premium Income Fund

INVESTMENT OBJECTIVE AND POLICIES
September 30, 2025 (Continued) (Unaudited)

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objectives and Policies—Loans of Portfolio Securities” in the Fund’s Statement of Additional Information.

XAI Madison Equity Premium Income Fund

RISKS

September 30, 2025 (Unaudited)

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of your entire investment.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in asset-backed securities are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. A prospective investor should invest in the Common Shares only if the investor can sustain a complete loss in its investment.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of a public offering, as the net asset value of the Common Shares will be reduced immediately following an offering as a result of the payment of certain offering costs. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Equity Risk

The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Substantially all of the Fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Option Risk

Trading in options involves a number of risks. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

XAI Madison Equity Premium Income Fund

RISKS
September 30, 2025 (Continued) (Unaudited)

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice.

The purchaser of an option is subject to the risk of losing the entire purchase price of the option.

The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Derivatives Risk

Derivatives are financial contracts in which the value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

The Fund may, but is not required to, engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to seek to enhance total return of earn income. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The instruments, indices and rates underlying derivative transactions expected to be entered into by the Fund may be extremely volatile in the sense that they are subject to sudden fluctuations of varying magnitude, and may be influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The volatility of such instruments, indices or rates, which may render it difficult or impossible to predict or anticipate fluctuations in the value of instruments traded by the Fund, could result in losses.

Industry Focus Risk

To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse eco-nomic or regulatory occurrences affecting those sectors.

Fund Distribution Risk

In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder, which is in effect a partial return of the amount a shareholder invested in the Fund, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net income or profit. In addition, sch return of capital distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk

The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and de-vices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, the Sub-Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, the Adviser and the Sub-Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk

Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial in-formation than for U.S. issuers.

XAI Madison Equity Premium Income Fund

RISKS
September 30, 2025 (Continued) (Unaudited)

Issuers of foreign securities are not subject to United States reporting and accounting requirements. Foreign reporting requirements may result in less information being available or in a lack of uniformity in the manner in which information is presented. The risk of loss associated with investments in securities of foreign issuers, particularly in less developed markets, include currency exchange risks, expropriation, or limits on repatriating an investment, government intervention, confiscatory taxation, political, economic or social instability, illiquidity, less efficient markets, price volatility and market manipulation.

Some foreign securities may be subject to brokerage or stock transfer taxes levied by foreign governments, which would have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale. The issuers of some of these securities, such as banks and other financial institutions, may be subject to less stringent or different regulations than would be the case for U.S. issuers and therefore potentially carry greater risk. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. In addition, dividend and interest payments from, and capital gains in respect of, certain foreign securities may be subject to foreign taxes that may or may not be reclaimable.

In addition, costs associated with transactions in non-U.S. markets (including brokerage, execution, clearing and custodial costs) may be substantially higher than costs associated with transactions in U.S. markets. Such non-U.S. transactions may also involve additional costs for the purchase or sale of currencies in which the Fund’s assets are denominated in order to settle such transactions. Furthermore, clearing and registration procedures may be under-developed enhancing the risks of error, fraud, or default.

Many of the laws that govern foreign investment, securities transactions and other contractual relationships in non-U.S. securities markets are different than or not as fully developed as those in the United States. As a result, the Fund may be subject to a number of risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of U.S. markets, and lack of enforcement of existing regulations. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Fund and its operations. In addition, the income and gains of the Fund may be subject to withholding taxes imposed by foreign governments for which investors may not receive a full foreign tax credit. Furthermore, it may be more difficult to obtain and enforce a judgment in a court outside of the United States than to enforce one in the United States.

Mid-Cap Company Risk

Investments in securities of mid-cap companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Mid-cap companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, mid-cap companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Financial Leverage Risk

The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the Fund’s common shares is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value and market price of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s re-turn on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness of the Fund also may be subject to certain re-strictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

During any time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser, and thereby to the Sub-Adviser, for investment advisory services will be higher than if the Fund did not utilize leverage be-cause the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest be-tween the Adviser and the Sub-Adviser on the one hand and the common shareholders, as holders of indebtedness, preferred shares or other forms of leverage do not bear the management fee. Rather, common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

XAI Madison Equity Premium Income Fund

RISKS
September 30, 2025 (Continued) (Unaudited)

Recent Market, Economic and Social Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage, if any.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objective. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a registered investment company, the Fund generally is not able to issue additional Common Shares at a price less than net asset value without first obtaining approval for such issuance from Common Shareholders.

Market Disruption and Geopolitical Risk

General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the European Union or the Economic and Monetary Union, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset values. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on the companies in which the Fund invests. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

XAI Madison Equity Premium Income Fund

RISKS
September 30, 2025 (Continued) (Unaudited)

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Income Risk

The income Common Shareholders receive from the Fund is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund’s distributions on Common Shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase at any time during which the Fund is utilizing financial leverage.

Below Investment Grade Securities Risk

The Fund invests in below investment grade credit instruments, which are commonly referred to as “high-yield” securities or “junk” bonds. Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly high in volatile market conditions. Securities of below investment grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers face ongoing uncertainties and exposure to adverse business, financial or economic conditions and are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values of certain below investment grade securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities, which could result in the Fund being unable to sell such securities for an extended period of time, if at all. The market for high-yield securities has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high-yield securities, which may result in further risk of illiquidity and volatility with respect to high-yield securities, and this trend may continue in the future. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short- term and the long-term.

The ratings of Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations (“NRSRO”) represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Fund invests in securities that have not been rated by an NRSRO, the Fund’s ability to achieve its investment objective will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Sub- Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Illiquid Investments Risk

The Fund may invest in restricted, as well as thinly traded, instruments and securities (including privately placed securities and instruments that are subject to Rule 144A). There may be no trading market for these securities and instruments, and the Fund might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Fund may be required to hold such securities despite adverse price movements. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.

Other Investment Companies Risk

Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Fund to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. To the extent the Fund invests in ETFs or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.

Management Risk

The Fund is subject to management risk because the Fund has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

XAI Madison Equity Premium Income Fund

RISKS
September 30, 2025 (Continued) (Unaudited)

Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Reliance on Service Providers

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of the Fund. Fees and expenses of these service providers are borne by the Fund, and therefore indirectly by Common Shareholders. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and ability to achieve its investment objective. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and ability to achieve its investment objective.

Technology Risk

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. As the use of internet technology has become more prevalent, the Fund and their respective service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund, or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, their service providers, or issuers of the securities in which the Fund invests that are intended to reduce cyber security risks will succeed. The Fund cannot control such systems put in place by service providers or other third parties whose operations may affect the Fund and Common Shareholders.

Repurchase Agreement Risk

The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending Risk

Although the Fund has no current intention to do so, the Fund has the authority to lend its portfolio securities. If the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund also is subject to the risks associated with the investment of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Temporary Defensive Investment Risk

In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return with an emphasis on current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account their Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value per share pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

XAI Madison Equity Premium Income Fund

USE OF LEVERAGE

September 30, 2025 (Unaudited)

The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

DERIVATIVES

In addition, the Fund may engage in derivatives transactions that have economic characteristics similar to leverage. Pursuant to Rule 18f-4 under the 1940 Act, the Fund uses derivative transactions and under 18f-4 the Fund is a “full derivatives user” and has adopted policies and procedures designed to comply with the Fund’s level of derivatives use. As a result, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness.

XAI Madison Equity Premium Income Fund

DIVIDEND REINVESTMENT PLAN

September 30, 2025 (Unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last last Purchase purchase Datedate provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

XAI Madison Equity Premium Income Fund

NET ASSET VALUE

September 30, 2025 (Unaudited)

The net asset value of Common Shares of the Fund is calculated by subtracting the Fund’s total liabilities (including from indebtedness) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value of the Common Shares is calculated by dividing the NAV of the Fund by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE and at such other times as may be determined by the Board of Trustees from time to time.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Fund values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees and the Adviser, as “valuation designee.” Accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Fund may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Fund may use independent pricing services to value certain securities held by the Fund at their market value. The Fund periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees and the Adviser as “valuation designee” that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by the Adviser and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Pricing Committee”). The Adviser as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Information that becomes known after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV.

XAI Madison Equity Premium Income Fund

MANAGEMENT OF THE FUND
(Unaudited)

INDEPENDENT TRUSTEES

Name, Year of Birth, and Address^	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
Danielle Cupps Birth Year: 1970	Trustee	Since 2024	Former: Director, Digital Customer Engagement, McDonald’s Corporation (2019-2022); Managing Director, Kinzie Capital Partners (2018) (private equity); Managing Director, BLG Capital Advisors (2016-2018) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006-2012); Vice President, Code Hennessy & Simmons LLC (2000-2005) (private equity); Associate, Goldman, Sachs & Co. (1998-2000).	3	None
Gregory G. Dingens Birth Year: 1964	Trustee (Chair of the Board)	Since 2024	Current: Member, Siena Capital Partners GP LLC (2006-present) (private investment fund). Former: Executive Vice President, Monroe Financial Partners, Inc. (2006-2024) (investment banking and trading); Managing Director, Lehman Brothers (2004-2006); Managing Director, Merrill Lynch (1993-2003).	3	Current: Director, Infusion Marketing Group, LLC (2024-present) (provider of marketing, regulatory, analytical and funding services to financial service companies).
Philip G. Franklin Birth Year: 1951	Trustee	Since 2024	Former: Chief Financial Officer and Executive Vice President, Littelfuse, Inc. (1998-2016) (electronics components); Chief Financial Officer and Vice President, OmniQuip International (1995-1998) (construction equipment).	3	Current: TTM Technologies Inc. (2011-present). Former: Chairman, Tribune Publishing Company (2014-2021).
Scott Craven Jones Birth Year: 1962	Trustee	Since 2024	Current: Director, Carne Global Financial Services (US) LLC (2013-present); Managing Director, Park Agency, Inc. (2020-present).	3	Current: Madison Funds (15 portfolios) (2019-present); Manager Directed Portfolios, a U.S. Bancorp series trust (13 portfolios) (2016-present). Former: Guestlogix Inc. (2015- 2016) (travel technology).

INTERESTED TRUSTEE

Name, Year of Birth, and Address^	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee During Past 5 Years
William T. Meyers Birth Year: 1966*	Trustee	Since 2024	Current: President of Riivendell Financial Group, LLC (2021-present). Former: Senior Advisor at XA Investments, LLC (2021-2023); Senior Managing Director (2017-2020) of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC.	3	None

^	The business address of each Trustee of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
+	The “Fund Complex” consists of the Fund, XAI Octagon Floating Rate & Alternative Income Trust, and the Octagon XAI CLO Income Fund.
*	Mr. Meyers is an interested person of the Fund because of his prior position as a Senior Advisor of the Adviser.

XAI Madison Equity Premium Income Fund

MANAGEMENT OF THE FUND
(Unaudited)

EXECUTIVE OFFICERS

Name, Year of Birth and Address(a)	Position(s) Held with Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years
Madeline Arment Birth Year: 1989	Assistant Treasurer	Since 2025	Current: Director, PINE Advisors LLC (2022-present). Former: Fund Controller, ALPS, a DST Company (2018-2022).
Theodore J. Brombach Birth Year: 1963	President and Chief Executive Officer	Since 2024	Current: Co-Chief Executive Officer of XAI (2016-present); Co-founding Partner of XMS Capital Partners, LLC (2006-present).
Former: Co-Head of Midwest Investment Banking, Managing Director, Founding Member of Financial Sponsors Group at Morgan Stanley (1990-2006); Analyst, Kidder, Peabody & Co. (1985-1988).
Kimberly Ann Flynn Birth Year: 1977	Vice President	Since 2024	Current: President (2024-present); Managing Director (2016-2024), XAI.
Former: Senior Vice President, Head of Product Development (2013-2016), Vice President (2009-2013), Assistant Vice President (2007-2009) and Associate (2004-2007), Nuveen Investments.
Benjamin D. McCulloch Birth Year: 1981	Chief Legal Officer and Secretary	Since 2024	Current: General Counsel & Managing Director (2019-present); Chief Compliance Officer (2021-present), XAI.
Former: Associate, Drinker Biddle & Reath LLP (2015-2019); Associate Counsel, First Trust Portfolios LP (2012-2015).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer	Since 2024	Current: Managing Partner, PINE Advisors LLC (2018-present).
Randi Roessler Birth Year: 1981	Chief Compliance Officer	Since 2024	Current: Director, PINE Advisors LLC (2023-present).
Former: Chief Compliance Officer Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018-2023).
John "Yogi" Spence Birth Year: 1962	Vice President	Since 2024	Current: Co-Chief Executive Officer, XAI (2016-present); Co-Founding Partner, XMS Capital Partners, LLC (2006-present).
Lisa Woo Birth Year: 1975	Assistant Treasurer	Since 2025	Current: Director of Fund Finance and Operations (2024-present), Finance and Operations Manager (2018-2024), XAI.

(a)	The business address of each Officer of the Fund is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.

(b)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

XAI Madison Equity Premium Income Fund

MANAGEMENT OF THE FUND
(Unaudited)

THE ADVISER

XA Investments LLC acts as investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage by the Fund. XAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). XAI is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. As of September 30, 2025, the Adviser managed approximately $950 million in assets.

XAI is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of XAI and a founding partner of XMS Capital Partners, LLC. XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The XAI leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. XAI sponsors registered investment companies designed to provide investors with access to institutional caliber alternative investments, by partnering with established alternative asset managers selected from among numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise XAI funds.

XAI is responsible for the management of the Fund, furnishes offices, necessary facilities and equipment on behalf of the Fund, oversees the activities of the Sub-Adviser, provides personnel, including certain officers required for the Fund’s administrative management, and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

THE SUB-ADVISER

Madison Asset Management, LLC (“Madison”) acts as investment sub-adviser to the Fund and is responsible for investing the Fund’s assets. Madison is an independent investment management firm based in Madison, Wisconsin. The firm was founded in 1974, has approximately $29.6 billion in assets under management as of September 30, 2025, and is recognized as one of the nation’s top investment firms. The firm has managed covered call strategies for over 20 years through various market cycles. Madison offers domestic fixed income, U.S. and international equity, covered call, multi-asset, insurance, and credit union investment management strategies. The home office for Madison is 550 Science Drive, Madison, WI 53711.

PORTFOLIO MANAGEMENT

The Fund is co-managed by Ray DiBernardo, CFA, and Drew Justman, CFA. Mr. DiBernardo, Vice President and Portfolio Manager/Analyst of Madison, has co- managed the Fund since the Fund’s inception in October 2009.

Ray DiBernardo, CFA, Portfolio Manager, Analyst. Ray serves as a portfolio manager for the Fund and as an analyst for Madison U.S. Equity Team. He started working in the financial services industry in 1986 and joined Madison in 2003. Ray began his portfolio management career in Canada as an Investment Officer with a large Canadian trust company before moving to an international equity asset manager to serve as an equity analyst and co-manage a number of international mutual fund and institutional mandates, including Japanese and emerging market equities. In 2000, Ray moved to the United States and joined Chicago-based Concord Asset Management as the U.S. and international equity analyst. In 2003, he joined the Madison equity team and has co-managed the XAI Madison Equity Premium Income Fund since its inception. Ray has managed the Madison Covered Call & Equity Income Fund since its inception in 2009 and manages all other options-related mandates. Ray earned his B.A. from the University of Western Ontario and completed his CFA certification in 1993.

Drew Justman, CFA, Portfolio Manager, Analyst. Drew serves as a portfolio manager for the Fund and as an analyst on the Madison U.S. Equity Team. Drew started working in the financial services industry in 2000 and joined Madison in 2005. Prior to joining Madison Investments, he worked at Merrill Lynch from 2001-2004 and Scottrade from 2000-2001. He earned his BBA in finance and economics and M.S. in finance from the University of Wisconsin-Madison, specializing in the Applied Security Analysis Program.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

INVESTOR SUPPORT SERVICES AND SECONDARY MARKET SUPPORT SERVICES

The Fund has retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Fund. Such services include responding to questions about the Fund from financial intermediaries; assisting in drafting and editing mailings to financial intermediaries; distributing mailings to financial intermediaries; scheduling, organizing and preparing conference calls, meetings and other communications with financial intermediaries; communicating with the NYSE specialist for the Common Shares, and with the closed-end fund analyst community regarding the Fund on a periodic basis; assisting in producing communications targeted to current Fund shareholders and the investment community generally (excluding marketing materials targeted to prospective investors or prepared for use in an offering of Common Shares); assisting in the formatting, development and maintenance of the Fund’s website; assisting with administrative matters (including in connection with the preparation of press releases, shareholder reports and regulatory filings) with respect to the Fund. The Adviser has agreed to waive the investor support and secondary market support services fee until at least December 2, 2026.

XAI Madison Equity Premium Income Fund

ADDITIONAL INFORMATION

September 30, 2025 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358 or on the Fund’s website. This information is also available on the SEC’s website at www.sec.gov.

RESULTS OF SHAREHOLDER MEETING

The annual meeting of shareholders of the Fund was held on August 12, 2025. Shareholders voted on the election of Trustees. With regards to the election of the following Class II Trustees by the shareholders of the Fund:

	Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
Gregory G. Dingens	15,802,852.409	927,301.00	0.00
Philip G. Franklin	15,781,062.409	949,091.00	0.00

The other Trustees whose terms did not expire in 2025 are Danielle Cupps, Scott Craven Jones, and William T. Meyers.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund from time to time may purchase its Common Shares in the open market or in private transactions.

FUND CERTIFICATIONS

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Fund has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by certain closed-end funds and the opting in by certain closed-end funds to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of the state control share statutes and enforcement of state control share statues. The Board of Trustees intends to continue to monitor developments relating to the Control Share Statute and the state control share statutes generally.

XAI Madison Equity Premium Income Fund

ADDITIONAL INFORMATION
September 30, 2025 (Continued) (Unaudited)

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

UNAUDITED TAX INFORMATION

The Fund designates the following as percentages of taxable ordinary income distributions, up to maximum amount allowable, for the calendar year ended December 31, 2024.

	QDI	DRD
XAI Madison Equity Premium Income Fund	21.07%	18.83%

AVAILABILITY OF FUND UPDATES

The Fund regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/MCN. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this report.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR, AND PINE ADVISORS

XAI provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee.

Computershare, Inc. serves as the Fund’s dividend disbursing agent under the Fund’s Plan, transfer agent and registrar with respect to the Fund’s Common Shares.

Effective March 3, 2025, U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Under the custody agreement, the custodian is required to hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee from the Adviser based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. Prior to March 2, 2025, State Street Bank & Trust Company, served as the Fund’s custodian.

Effective March 3, 2025, Paralel Technologies LLC (“Paralel”) serves as the administrator of the Fund. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Fund. Prior to March 3, 2025, State Street Bank & Trust Company served as the administrator of the Fund.

The Fund has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Fund, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Fund and Chief Compliance Officer of the Fund. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Fund and the Chief Compliance Officer of the Fund must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. PINE receives from the Adviser an annual base fee for the services provided to the Fund and is reimbursed for certain out-of-pocket expenses by the Adviser. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as the Fund’s legal counsel.

XAI Madison Equity Premium Income Fund

ADDITIONAL INFORMATION

September 30, 2025 (Continued) (Unaudited)

UNRESOLVED SEC STAFF COMMENTS

None.

XAI Madison Equity Premium Income Fund

APPROVAL OF ADVISORY AGREEMENTS

September 30, 2025 (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board”), held on August 12, 2025, the Board, including those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), evaluated the terms of the investment management agreement between the Fund and XA Investments LLC (the “Advisory Agreement”) and the investment management agreement among the Fund, XA Investments LLC and Madison Asset Management, LLC (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Investment management Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements.

In considering whether to renew the Investment Management Agreements, the Board, including the Independent Trustees, reviewed the materials provided by XA Investments LLC (the “Adviser”) and Madison Asset Management, LLC (the “Sub-Adviser”) and other information from counsel and from the Adviser and Sub-Adviser, including: (i) copies of the Investment Management Agreements; (ii) information describing the nature, quality and extent of the services that the Adviser and Sub-Adviser provide to the Fund and the fees the Adviser and Sub-Adviser charge to the Fund; (iii) the experience and qualifications of the personnel providing such services; (iv) information concerning the Adviser’s and Sub-Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (v) information describing the Fund’s advisory fees and operating expenses; (vi) a copy of the Adviser’s and Sub-Adviser’s current Form ADV; and (vii) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the Investment Company Act of 1940. The Board also considered presentations made by, and discussions held with, representatives of the Adviser and Sub-Adviser. The Board also received information comparing the advisory fees and expenses of the Fund to those of investment companies that were defined as peers. The Board determined that the responses provided by the Adviser and Sub-Adviser were sufficiently responsive to permit it to evaluate the Investment Management Agreements.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services provided to Fund by the Adviser and Sub-Adviser; the investment performance of the Fund and the Adviser and Sub- Adviser; the Fund’s expenses; the profitability to the Adviser and Sub-Adviser under the Investment Management Agreements; any “fall-out” benefits to the Adviser and the Sub-Adviser; and the effect of asset growth on the Fund’s expenses. Each member of the Board may have placed different weight on different factors, and no single factor was determinative to the decision of the Board.

XAI Investments LLC (Adviser)

i.	The nature, extent, and quality of the services provided by the Adviser. The Board reviewed the services being provided by the Adviser to MCN including, without limitation, the nature and quality of the investment advisory services since MCN’s inception or conversion to the XAI fund complex; its review, selecting and monitoring of Madison (the “Sub-Adviser”); its coordination of services for MCN by the MCN’s service providers; its compliance procedures and practices; the backgrounds of key investment personnel responsible for servicing MCN; its management over the MCN’s leverage and leverage sources; the timing of and approach to capital markets and the offering of interests in MCN; and its distribution efforts to promote MCN. The Board considered that XAI oversaw the MCN transition of Fund Administration and Accounting services from previous service providers to Paralel Technologies and in conjunction with this change, XAI also oversaw the transition of MCN’s transfer agent, CCO and website provider services, respectively. After reviewing the foregoing information and further information in the questionnaire, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for MCN.

ii.	The investment performance of MCN and the Adviser. The Board compared the performance of MCN with the performance of its benchmark index and a comparable peer group of funds. The Board also considered whether the methodology used in constructing MCN’s peer group was reasonable. The Board considered the performance of MCN compared to the performance of funds in MCN’s peer group over various measurement periods. The Board noted that MCN outperformed against the five-year, while slightly underperforming against the one-, three- and ten-year. The Board considered the total assets of the competitor funds and total assets under management of other fund advisers and their resulting ability to achieve economies of scale. The Board also considered the volatility in the markets and their impact on prices of the underlying assets in MCN’s portfolios. After consideration of the short and long-term investment performance of MCN, the Adviser’s experience in managing MCN, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of MCN and the Adviser were consistent with MCN’s investment objective and policies and therefore satisfactory.

iii.	The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with MCN. The Board considered the total expense ratio of MCN and the management fees paid to the Adviser as well as the Sub-Adviser. The Board then considered these fees as compared to fees paid by funds in MCN’s peer group, considering possible economies of scale achieved by peer group funds and the composition of the peer group funds in comparison to MCN. The Board noted that MCN’s management fee was 0.80% as compared to its peer group average of 0.91%, detailing that MCN’s management fee was equal to the lowest rate among its peer group. The Board also considered the quality and experience of XAI’s personnel, XAI’s business philosophies and methods of operation; XAI’s compliance policies and procedures; the financial condition of XAI; the level of commitment to MCN by XAI and its principals; the costs associated with the trading strategies of MCN; the Adviser’s prior payment of costs for MCN; and the overall expenses of MCN.

iv.	The Board also considered potential benefits to the Adviser in managing MCN. In this regard, the Board considered the form ADV of the Adviser, the financial condition of the Adviser and the amount of revenue and profits achieved from managing each Fund. The Board found that the profitability of the Adviser in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring MCN investment strategy and other factors was fair and reasonable.

v.	The extent to which economies of scale would be realized as MCN grows. The Board considered whether economies of scale could be achieved as MCN grows and whether the Adviser’s fees reflect these economies of scale in a manner that is fair and reasonable and beneficial for MCN’s investors. The Board considered MCN’s asset levels, expectations for growth and level of fees and the Board determined that the Adviser’s fee was fair and reasonable when considering MCN’s asset levels and economies of scale.

XAI Madison Equity Premium Income Fund

APPROVAL OF ADVISORY AGREEMENTS
September 30, 2025 (Continued) (Unaudited)

vi.	Whether fee levels reflect these economies of scale for the benefit of each of MCN’s investors. The Board considered the total fees paid by MCN to the Adviser in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid were fair and reasonably reflected the costs and expenses of managing funds of similar size and with similar investment strategies.

Madison Asset Management, LLC

i.	The nature, extent, and quality of the services provided by Madison. The Board reviewed the services being provided by Madison to MCN including, without limitation, the nature and quality of the investment advisory services provided to MCN, the background and experience of Madison’s team servicing MCN, its expertise in investing equity-focused covered call, its communication and coordination with service providers to MCN, its consultation with the Adviser with respect to the fair valuation of MCN’s assets and MCN’s use of financial leverage, its participation in presentations to investors and financial advisers, and related tasks. After reviewing the foregoing information and further information in the questionnaire the Board concluded that the quality, extent, and nature of the services provided by Madison are satisfactory and adequate for MCN.

ii.	The investment performance of MCN and Madison. The Board compared the performance of MCN with the performance of MCN’s benchmark indices and comparable group of peer funds. The Board also considered whether the methodology used in constructing MCN’s peer group was reasonable. The Board considered the performance of MCN compared to the performance of funds in MCN’s peer group over various measurement periods. The Board noted that as of the quarter ended June 30, 2025, MCN outperformed against the five-year, while slightly underperforming the three- and ten-year, and drastically underperforming against the one-year. After consideration of the short and long-term investment performance of MCN, the Sub-Adviser’s experience in managing MCN, the continuity of the Sub-Adviser’s personnel and other factors, the Board concluded that the investment performance of MCN and the Sub-Adviser was consistent with MCN’s investment objective and policies and therefore satisfactory.

iii.	The costs of the services to be provided and profits to be realized by Madison and its affiliates from the relationship with MCN and Madison. The Board considered the total expense ratios of MCN and the management fees paid to Madison. The Board then considered these fees as compared to fees paid by funds in MCN’s peer groups, considering possible economies of scale achieved by peer group funds, and the composition of the peer group funds in comparison to MCN. The Board also considered the quality and experience of Madison’s personnel, Madison’s business philosophies and methods of operation; Madison’s compliance policies and procedures; the financial condition of Madison; the level of commitment to MCN by Madison and its principals; the asset levels of MCN and the overall expenses of MCN. The Board also considered potential benefits to Madison in managing MCN. In this regard, the Board reviewed the form ADV of Madison, the financial condition of Madison and the amount of revenue and profits achieved from managing MCN. The Board found that the profitability of Madison in light of the nature and quality of the services provided, amount of assets under management, costs associated with implementing and monitoring MCN’s investment strategy and other factors were fair and reasonable.

iv.	The extent to which economies of scale would be realized as MCN grows. Because the subadvisory fees to be paid to Madison will be paid from the management fee payable to XAI, the Trustees did not consider whether the subadvisory fees should reflect any potential economies of scale that might be realized as MCN’ assets increase.

v.	Whether fee levels reflect these economies of scale for the benefit of MCN’s investors. The Board considered the total fees paid by MCN to the Adviser, and the Adviser to Madison, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund of similar size and with a similar investment strategy.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the advisory fee rate and total expense ratio are reasonable in relation to the services provided by the Adviser and Sub-Adviser to the Fund, as well as the costs incurred and benefits gained by the Adviser and Sub-Adviser in providing such services. The Board also found the advisory fees and sub-advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board, and the Independent Trustees voting separately, concluded that the renewal of the Investment Management Agreements was in the best interests of the Fund and approved the Investment Management Agreements. No single factor was determinative to the decision of the Board.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

(c)	During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s code of ethics referred to in Item 2(a) above is attached as an Ex99.19(a)(1) Code of Ethics, hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, through December 1, 2024 for the fiscal year ended December 31, 2024, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $4,000. The aggregate fees billed for professional services rendered by Cohen & Company for the fiscal year ended December 31, 2024 and fiscal period ended September 30, 2025 for the audit of the Registrant’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $0 and $20,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for assurance and related services rendered by Deloitte & Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and fiscal year ended September 30, 2025 for assurance and related services rendered by Cohen & Company that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and fiscal year ended September 30, 2025 for professional services rendered by Cohen & Company for tax compliance, tax advice, and tax planning was $15,000 and $15,000, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed through December 1, 2024 for the fiscal year ended December 31, 2024 for products and services provided by Deloitte & Touche LLP, other than the services reported in paragraphs (a) through (c) of this Item was $0. The aggregate fees billed for the fiscal year ended December 31, 2024 and fiscal year ended September 30, 2025 for products and services provided by Cohen & Company, other than the services reported in paragraphs (a) through (c) of this Item was $0 and $0, respectively.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre- Approval Policies and Procedures.

(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountants for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years ended December 31, 2024 and September 30, 2025 was $0 and $0, respectively. For the fiscal year ended December 31, 2024 and fiscal year ended September 30, 2025, neither Deloitte & Touche LLP or Cohen & Company billed the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman

Danielle Cupps
Gregory G. Dingens

Philip G. Franklin

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See the section entitled “Board Consideration of Investment Advisory Agreement and Investment Sub-Advisory Agreement” in the Shareholder Report under Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for a copy of the policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

Below are the Registrant’s Portfolio Managers as of December 1, 2025:

Ray Di Bernardo, CFA, Portfolio Manager. Mr. Di Bernardo is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA, Portfolio Manager. Mr. Justman serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program

(a)(2)	As of September 30, 2025 the Portfolio Managers listed above are also responsible for the day-to- day management of the following other accounts:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Ray Di Bernardo	2	$251,898,067	0	$0	3,250	$12,027,664,944
Drew Justman	5	$597,197,507	0	$0	3,250	$12,027,664,944

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Madison believes portfolio managers should receive compensation for the performance of the funds they manage, their individual effort, and the overall profitability of the firm. As members of the investment teams, portfolio managers receive a base salary, are included in the investment team’s incentive compensation plan (ICP), and have the potential for equity ownership in the firm. The amount of firm equity any portfolio manager may acquire is at the discretion of the Board of Directors of Madison Investment Holdings, Inc. which considers a variety of factors including, for example, seniority, responsibility, and longevity.

With regard to ICP, portfolio managers receive up to 25% of the annual revenue of their respective investment strategy. Eighty percent (80%) of the ICP pool is paid to the investment team that manages each respective investment strategy and 20% is subjective, based largely on performance against benchmark, with consideration given to team dynamics within each respective investment strategy.

The intention of the 25% revenue model is to focus our portfolio managers on delivering consistent performance which in turn drives long-term assets under management and revenue growth for the firm. Madison believes that taking a long-term approach better aligns the interests of shareholders of the funds, our clients, the investment teams, and our firm.

There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

(a)(4)	Dollar Range of Securities Owned as of September 30, 2025

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Manager
Ray Di Bernardo	None
Drew Justman	None

(b)	Not Applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	State Street served as securities lending agent for the Registrant until March 3, 2025 and in that role administered the Registrant’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and State Street (the “Securities Lending Agreement”). During the period covered by this report, the Registrant did not lend any securities and there was no income and fees/compensation related to the securities lending activities of the Registrant.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	None.

(d)	Consent of the Independent Registered Public Accounting Firm is attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI MADISON EQUITY PREMIUM INCOME FUND

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 1, 2025	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 1, 2025	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	December 1, 2025	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Proxy Voting Policy and Procedures

The XAI Closed-End Funds have adopted these Proxy Voting Policies and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the Funds.

Shareholders of the Funds expect the Funds to vote proxies received from issuers whose voting securities are held by the Funds. The Funds exercise their voting responsibilities as a fiduciary, with the goal of maximizing the value of the Funds and its shareholders’ investments. A Fund’s Sub-Adviser will seek to ensure that proxies are voted in the best interests of the Funds and its shareholders except where the Funds may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to Sub-Adviser

Each Sub-Adviser shall vote all proxies relating to securities held by the Funds and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by each Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policies and Procedures in the Funds’ Statement of Additional Information (“SAI”) and Annual Report to Shareholders and Summary of Proxy Votes to Shareholders

The Funds shall include in annual reports to shareholders on Form N-CSR and in any SAI filed with the Securities and Exchange Commission in connection with a registration statement on Form N-2, a summary of the Proxy Policy. In lieu of including a summary of policy, the Funds may include the policy in full.

The Funds shall also ensure its Form N-PX is made available on the Fund’s website or upon request.

Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Funds and (b) the Adviser, the Sub-Adviser or any of their affiliated persons, and (ii) the Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Proxy Policy when voting such proxies.

Sub-Adviser and Funds’ CCO Responsibilities

The Funds have delegated proxy voting authority with respect to the Funds’ portfolio securities to each Sub-Adviser, as set forth above. Consistent with this delegation, each Sub-Adviser is responsible for the following:

1.	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds.

2.	Providing the Funds’ CCO a summary of the material changes to a Proxy Policy during the period covered by the Funds’ CCO’s annual compliance report to the Board, and a redlined copy of such Proxy Policy as applicable.
3.	The Funds’ CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act and appear reasonably designed to ensure that each Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

Review Responsibilities

A Sub-Adviser may retain a third-party proxy voting service to coordinate, collect, and maintain all proxy- related information.

If a Sub-Adviser retains a third-party proxy voting service, the Sub-Adviser will inquire with the third-party proxy voting service to confirm, at least annually, that any votes for a Fund were voted in compliance with the proxy policies.

Preparation and Filing of Proxy Voting Record on Form N-PX

Each Fund will file a complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Funds’ Administrator will be responsible for oversight and completion of the filing of the Funds’ Form N-PX reports on Form N-PX with the SEC for each twelve month period ended June 30.

Recordkeeping

Documentation of all votes for the Funds will be maintained by each Sub-Adviser and/or a third-party proxy voting service, if applicable.

Adopted: May 5, 2017

Amended: November 13, 2024, August 12, 2025